UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2008, effective as of the same date, the Board of Directors of Fossil, Inc. (the “Company”) approved the Second Amended and Restated Bylaws of Fossil, Inc (the “Amended Bylaws”).  The Amended Bylaws update and replace the Amended and Restated Bylaws of Fossil, Inc., adopted and effective October 23, 2000 (the “Old Bylaws”).  The substantive changes effected by the Amended Bylaws are described below:

•                  The Amended Bylaws require a stockholder request to call a special meeting to include disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by the requesting holders or their affiliates or to which any of the requesting holders or their affiliates are a party.

•                  The Amended Bylaws provide that at a special meeting called by the stockholders of the Company, only the Company and the stockholders who participated in the written meeting request may propose any item for consideration or nominate directors for election at such meeting.

•                  With respect to the nomination of directors, the Amended Bylaws clarify that a stockholder who wishes to nominate a director must comply with the director nomination procedures set forth in the Amended Bylaws.  A stockholder who wishes to include such business in a proxy statement prepared by the Company must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the same exists or may hereafter be amended or any other applicable laws as presently or hereafter in effect.

•                  With respect to the nomination of directors, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company.  To be timely in connection with an annual meeting, both the Old Bylaws and the Amended Bylaws require the notice to be received between 90 and 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held.  The Amended Bylaws further provide that, if the date of the annual meeting is changed by more than 30 days from such anniversary date, such written notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the annual meeting was first made by or on behalf of the Company.  The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with the nomination of directors.

•                  With respect to the nomination of directors at either an annual or special meeting, the Amended Bylaws require the written notice to include disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the nominator, (ii) any person with whom the nominator is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party.  The Amended Bylaws also add a requirement to provide a completed independence questionnaire regarding the potential nominee, a description of any voting commitments and/or other obligations by which such potential nominee is or will be bound as a director and a description of any material relationships between such potential nominee and the nominator, including compensation and financial transactions.

•                  With respect to any stockholder who wishes to propose to amend or supplement the certificate of incorporation of the Company, the Amended Bylaws clarify that such stockholder must comply with the corresponding procedures set forth in the Amended Bylaws.  A stockholder who wishes to include such business in a proxy statement prepared by the Company must also comply with Rule 14a-8 under the Exchange Act, as the same exists or may hereafter be amended or any other applicable laws as presently or hereafter in effect.

•                  With respect to any stockholder who wishes to propose to amend or supplement the certificate of incorporation of the Company, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company.  To be timely in connection with an annual meeting, both the Old Bylaws and the Amended Bylaws require the notice to be received between 90 and 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held.  The Amended Bylaws further provide that, if the date of the annual meeting is changed by more than 30 days from such anniversary date, such written notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the annual meeting was first made by or on behalf of the Company.  To be timely in connection with a special meeting, the Amended Bylaws require the notice to be received between 40 and 60 days prior to the date of such meeting.  The Amended Bylaws further provide that, if less than 50 days’ notice or prior public disclosure of the date of the special meeting is given, such notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the special meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the special meeting was first made by or on behalf of the Company. The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with a proposal to amend or supplement the Certificate of Incorporation.

•                  With respect to any stockholder who wishes to propose to amend or supplement the certificate of incorporation of the Company at either an annual or special meeting, the Amended Bylaws require the written notice to include disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the proposing stockholder, (ii) any person with whom such stockholder is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party.  The written notice must also include a description of any interest that such stockholder has in the proposal, any benefits that such stockholder may derive from the outcome of the proposal and any agreements such stockholder has with other parties in connection with the proposal.

•                  With respect to the removal of directors, the Amended Bylaws clarify that a stockholder who wishes to propose to remove a director must comply with the director removal procedures set forth in the Amended Bylaws.  A stockholder who wishes to include such business in a proxy statement prepared by the Company must also comply with Rule 14a-8 under the Exchange Act, as the same exists or may hereafter be amended or any other applicable laws as presently or hereafter in effect.

•                  With respect to any stockholder who wishes to propose to remove a director, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company.  To be timely in connection with an annual meeting, both the Old Bylaws and the Amended Bylaws require the notice to be received between 90 and 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held.  The Amended Bylaws further provide that, if the date of the annual meeting is changed by more than 30 days from such anniversary date, such written notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the annual meeting was first made by or on behalf of the Company.  To be timely in connection with a special meeting, the Amended Bylaws require the notice to be received between 40 and 60 days prior to the date of such meeting.  The Amended Bylaws further provide that, if less than 50 days’ notice or prior public disclosure of the date of the special meeting is given, such notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the special meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the special meeting was first made by or on behalf of the Company.  The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with a proposal to remove a director.

•                  With respect to any stockholder who wishes to propose to remove a director at either an annual or special meeting, the Amended Bylaws require the written notice to include disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the proposing stockholder, (ii) any person with whom such stockholder is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party.  The written notice must also include a description of any interest that such stockholder has in the proposal, any benefits that such stockholder may derive from the outcome of the proposal and any agreements such stockholder has with other parties in connection with the proposal.

•                  With respect to any stockholder who wishes to propose to alter, amend or repeal the Amended Bylaws, the Amended Bylaws clarify that such stockholder must comply with the corresponding procedures set forth in the Amended Bylaws.  A stockholder who wishes to include such business in a proxy statement prepared by the Company must also comply with Rule 14a-8 under the Exchange Act, as the same exists or may hereafter be amended or any other applicable laws as presently or hereafter in effect.

•                  With respect to any stockholder who wishes to propose to alter, amend or repeal the Amended Bylaws, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company.  To be timely in connection with an annual meeting, both the Old Bylaws and the Amended Bylaws require the notice to be received between 90 and 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held.  The Amended Bylaws further provide that, if the date of the annual meeting is changed by more than 30 days from such anniversary date, such written notice must be received not later than the close of business on the seventh day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public disclosure of the date of the annual meeting was first made by or on behalf of the Company.  The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with a proposal to alter, amend or repeal the Amended Bylaws.

•                  With respect to any stockholder who wishes to propose to alter, amend or repeal the Amended Bylaws at either an annual or special meeting, the Amended Bylaws require the written notice to include disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the proposing stockholder, (ii) any person with whom such stockholder is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party.  The written notice must also include a description of any interest that such stockholder has in the proposal, any benefits that such stockholder may derive from the outcome of the proposal and any agreements such stockholder has with other parties in connection with the proposal.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

3.1           Second Amended and Restated Bylaws of Fossil, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 4, 2008

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Fossil, Inc.